c                                      MASTR 03-10, prelim                        Date:10/10/2003   10:13:23

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 UBS Investment Bank               |CMO Structuring Desk: 212-713-3199 Fax: 212-713-3890 |Pac Bands  I:   0-   0  II:   0-   0  III:   0-   0

 Closing Date:10/30/2003           |WHOLE  30 year  Pricing Speed: 250 PSA               |PacI %: 0.00   Indices:  1ML  1.100

 First Pay:11/25/2003              |WAC:5.60   WAM:238.00                                |

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 Tranche                      Coupon    Payment    Aver.  Dur   Tx Spread Yield     Price              Description              Day Deal%

  Name      Bal(MM)                     Window     Life         Yr   bp             %                                           Del

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  1A1         17,784,000      5.25000 11/03- 8/23   5.51         5                                                               24  93.03

  1A2            936,000      5.25000 11/03- 8/23   5.51         5                          "5% extra sub                        24   4.90

  2A1       23,729,455.65     4.50000 11/03- 8/13   3.78         3                                                               24  98.87

  3A1        153,787,000      5.50000 11/03-10/33   5.54         5                                                               24  49.48

  3A3         10,000,000      1.57000 11/03- 9/11   3.57         3                          " 1ML + 0.450000 cap: 8.000000       0    3.22

  3A4         10,000,000      6.43000 11/03- 9/11   3.57         3                          "   7.550 +  -1.000 * 1ML cap:  7.5500    3.22

  3A2        100,000,000      5.25000 11/03- 9/11   3.57         3                                                               24  32.18

  3A5         14,483,000      5.50000  9/11- 7/16   9.79        10                                                               24   4.66

  3A6          6,915,000      5.50000  7/16-10/33  16.63        30                                                               24   2.22

  3A7         15,060,000      5.50000 11/08-10/33  10.80        10                                                               24   4.85

  4A1        103,550,000      4.50000 11/03-10/18   4.84         4                                                               24  98.34

  5A1         25,000,000      5.50000 11/03- 9/33   5.43         5                                                               24  95.19

  6A1       25,887,750.92     4.75000 11/03- 9/18   4.82         4                                                               24  97.49

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                      Collateral

GROUP1:

 Type  Balance            Coupon   Prepay     WAM   Age    WAC

 WHOLE        9,812,656   5.503    PSA   250  238    2      5.753

 WHOLE        9,303,044   5.194    PSA   250  238    2      5.444

GROUP2:

 Type  Balance            Coupon   Prepay     WAM   Age    WAC

 WHOLE       21,280,778   4.853    PSA   250  118    2      5.104

 WHOLE        2,719,222   4.451    PSA   250  118    2      4.713

 The information herein has been provided solely by UBS Securities LLC.  Neither the issuer of the certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein.

The information herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the securities and exchange commission.